UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2014

QSGI INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32620 (Commission File Number)	13-2599131 (IRS Employer Identification Number)

1721 Donna Road, West Palm Beach, FL 33409 (Address of Principal Executive Office)

Registrant’s telephone number, including area code: (561) 629-5713

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on form 8-K/A amends the prior current report on Form 8-K, filed on June 12, 2014 which disclosed Changes in Registrant’s Certifying Accountant.  We are filing this amendment on Form 8-K/A to correct the header information from 8-K to 8-K/A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QSGI INC.

Date: June 12, 2014	By:	/S/ Marc Sherman
Marc Sherman
Chairman of the Board